Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with Starwood Property Trust, Inc.’s (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2009 (the “Report”), I, Barbara J. Anderson, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2010	/s/ Barbara J. Anderson
Barbara J. Anderson
Chief Financial Officer, Treasurer and Chief Compliance Officer